SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (date of earliest event reported) May 22, 2003.

Champion Industries, Inc.

(Exact name of registrant as specified in its charter)

West Virginia	0-21084	55-0717455

(State or other jurisdiction of corporation)	(Commission File No.)	(IRS Employer Identification No. )

2450 First Avenue
P. O. Box 2968
Huntington, West Virginia	25728

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(304) 528-2700

Not Applicable

(Former name or former address, if changes since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.  Financial Statements and Exhibits

     (c)    Exhibit 99.1 — Press Release dated May 22, 2003.

Item 9.  Regulation FD Disclosure

     The following information is furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition.”

     On May 22, 2003, Champion Industries, Inc. announced its financial results for the quarter ended April 30, 2003. The press release announcing financial results for the quarter ended April 30, 2003 is filed as Exhibit 99.1 and incorporated herein by reference.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAMPION INDUSTRIES, INC. (Registrant)

Date: May 23, 2003	/s/ Todd R. Fry Todd R. Fry, Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated May 22, 2003, captioned “CHAMPION ANNOUNCES EARNINGS AND DIVIDEND FOR 2ND QTR. 2003”

3